                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 26, 1999
                                                 ---------------------------

                                Exogen, Inc.
----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                    000-26154              22-3208468
----------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)


10 Constitution Avenue, P.O. Box 6860, Piscataway, NJ             08855
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (732) 981-0990
                                                   -------------------------

                                      N/A
----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events
--------  ------------

          On July 26, 1999, the Company issued a press release announcing an Agreement and Plan of Merger among Smith & Nephew, Inc., Smith & Nephew Acquisition, Inc. and Exogen, Inc. dated as of July 25, 1999, a copy of which is attached hereto as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

Exhibit Number      Description

        99.1        Press release, dated July 26, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Exogen, Inc.
                                    ------------------------------------------
                                                    (Registrant)


        July 28, 1999                         /s/ Patrick A. McBrayer
---------------------------------   ------------------------------------------
             Date                               Patrick A. McBrayer
                                        President and Chief Executive Officer